                                 March 7, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Dear Sirs:

     Pursuant to the requirements of the Securities Exchange Act of 1934, Hershey Foods Corporation is filing the enclosed Form 8-K.

     Should you have any questions, please give me a call at (717)534-7911.

                                   Sincerely

                                   HERSHEY FOODS CORPORATION



                                   /s/ Mark E. Kimmel
                                   Senior Counsel
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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): MARCH 6, 1997
                                                       ------------------

                           HERSHEY FOODS CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                        I-183                         23-0691590
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


    100 Crystal A Drive, Hershey, Pennsylvania                    17033
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:    (717) 534-6799
                                                    ----------------------------


                              Page 1 of 7 Pages
                            Exhibit Index - Page 3
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                     INFORMATION TO BE INCLUDED IN REPORT


Item 5. Other Events
        ------------

     The Corporation entered into an Underwriting Agreement dated September 27, 1995 with Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner and Smith Incorporated with respect to the issuance by the Corporation of certain debt securities. The Corporation has entered into a Pricing Agreement dated March 6, 1997 concerning the issuance and sale of $150 million aggregate principal amount of 6.95% Notes due March 1, 2007 ("Notes"). Information concerning the Notes and related matters is set forth in the Corporation's Prospectus dated March 6, 1997, and in a Prospectus Supplement dated March 6, 1997, which was filed with the Securities and Exchange
Commission on March 7, 1997.

Item 7. Financial Statements and Exhibits
        ---------------------------------

     Exhibits filed herewith:

      1--Underwriting Agreement, dated September 27, 1995, by and among the Corporation, Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*
     28--Pricing Agreement, dated March 6, 1997, by and among the Corporation,
         Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

* Previously filed as an exhibit to the Corporation's Form 8-K on October 2, 1995.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 7, 1997



                                       HERSHEY FOODS CORPORATION


                                       By /s/ Mark E. Kimmel
                                          ---------------------------
                                           Mark E. Kimmel
                                           Assistant Secretary


                                      2

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                                 Exhibit Index
                                 -------------

Exhibit No.                      Description                        Page No.
-----------                      -----------                        --------

 1 Underwriting Agreement, dated September 27, 1995, by and among the Corporation, Goldman Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.*

28                            Pricing Agreement, dated March 6,         4
                              1997, by and among the Corporation,
                              Goldman Sachs & Co., Merrill Lynch
                              & Co. and Merrill Lynch, Pierce,
                              Fenner & Smith Incorporated.


* Previously filed as an exhibit to the Corporation's Form 8-K on October 2, 1995.

                                       3